Exhibit 10.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the registration statements of Elbit Systems Ltd. on Forms S-8 (File Nos. 333-9354 and 333-139512) of our report dated March 10, 2008, with respect to the consolidated financial statements of Elisra Electronic Systems Ltd. and subsidiaries, which report appears in this December 31, 2007 annual report on Form 20-F of Elbit Systems Ltd.

By:	/s/ Somekh Chaikin
Somekh Chaikin
Certified Public Accountants (Isr.)
A member firm of KPMG International

Tel-Aviv, Israel,

May 27, 2008